ASSET PURCHASE AGREEMENT
(FCC LICENSED CHANNELS)

     THIS ASSET PURCHASE AGREEMENT (this “Agreement”) is entered into effective ____________________, 2002, by and between Commercial Digital Services Corporation, Inc., a Texas corporation with its principal office located at 515 S. 12th Street, McAllen, Texas 78501 (the “Seller”), and Nextel Partners, Inc. (the “Buyer”), a Delaware corporation with its principal office located at 4500 Carillon Point, Kirkland, Washington 98033. Buyer and Seller may be referred to herein collectively as the “Parties.”

RECITALS

     WHEREAS, Seller owns and operates certain 800 MHz Specialized Mobile Radio (“SMR”) station(s) (collectively, the “System”) providing communications services to customers (the “Customers”) pursuant to a license (“License”) issued by the Federal Communications Commission (the “FCC”); and

     WHEREAS, Seller desires to sell to Buyer and Buyer desires to purchase from Seller the *** channels set forth on the License, as listed on Schedule A (“Licensed Channels”). Seller does not desire to sell to Buyer and Buyer does not desire to purchase from Seller Seller’s cash, cash equivalents, accounts receivable, and all other assets of the Seller, including without limitation those assets listed in Schedule B (the “Excluded Assets”).

     NOW THEREFORE, Buyer and Seller hereby enter into this Agreement to effect the sale of the License to Buyer free and clear of all liens, claims, mortgages, pledges, security interests, encumbrances, adverse claims or restrictions whatsoever (collectively, “Liens”).

      1. AGREEMENT TO SELL AND PURCHASE LICENSED CHANNELS.

1.1 Purchase, Sale and Transfer of Licensed Channels. Upon the terms and subject to the conditions hereinafter set forth, on the Closing Date (as defined below), Seller shall sell and deliver to Buyer, and Buyer will purchase and acquire from Seller, all of Seller’s right, title and interest in and to the License, free and clear of all Liens, in consideration of the payment by Buyer of the Purchase Price (as defined below), subject to adjustment as provided herein.

1.2 No Assumption of Liabilities: Buyer is not assuming and shall not be responsible for any liabilities or obligations of Seller whether arising out of or in connection with the System, the License, the Licensed Channels or otherwise.

2. CLOSING, DELIVERY AND PAYMENT.

2.1 Closing Date. The closing (“Closing”) of the purchase and sale of the Licensed Channels shall occur upon satisfaction of all conditions for closing specified herein on the earlier of (i) the tenth (10th) calendar day after the FCC grant of consent constituting a Final Order (as defined below) to the assignment to Buyer of the Licensed Channels (the “FCC Consent”) or (ii) if receipt of a Final Order is waived by Buyer, on the date specified in a written notice to Seller, which shall be no earlier than the fifth (5th) business day following the date on which the FCC Consent is granted (the “Closing Date”). “Final Order” shall mean that forty five (45) days shall have elapsed from the date of the FCC public notice of grant without any filing of any adverse request, petition or appeal by any third party or by the FCC on its own motion with respect to Buyer’s application for the FCC’s consent to the assignment of the FCC Licensed Channels to Buyer, or any resubmission of any such application, or, if challenged, such FCC consent shall have been reaffirmed or upheld and the applicable period for seeking further administrative or judicial review shall have expired without the filing of any action, petition or request for further review. The Parties shall use their best efforts to facilitate completing the Closing as quickly as possible and no later than ***; if Closing cannot occur by that date due to FCC delays in granting consent to the Applications, the Parties may by mutual consent extend the Closing Date, otherwise this Agreement shall terminate on ***.

*** Confidential treatment has been requested for redacted portions of this exhibit; redacted portion has been filed separately with the Commission. 1 of 13

CONFIDENTIAL	Exhibit 10.65

2.2 Transition of Customers and Management Agreement. At the Closing, the Buyer and the Seller shall enter into a management agreement in the form set forth at Exhibit A hereto (the “Management Agreement”) allowing the Seller, or an entity designated by the Seller (hereafter, “Manager”) to continue to operate the Licensed Channels to facilitate the transition of the Customers off of the Licensed Channels to alternative channels to be provided by the Seller or an entity designed by the Seller. The Seller/Manager shall commence transitioning Customers off of the Licensed Channels upon the next business day following the Closing (the “Customer Transition”). The Seller/Manager shall have up to *** calendar days from the next business day following the Closing to complete the Customer Transition (the “Management Term”). As a Management Fee under the Management Agreement, and as payment for Manager’s work on behalf of the Buyer in clearing the Customers from the Licensed Channels, Manager ***. The Management Payment for each calendar month shall be due and payable to the Buyer on the last day of the Management Term; ***.

2.3 Payment of Purchase Price. The aggregate purchase price shall be One Million Five Hundred Eighty Thousand Dollars ($1,580,000) (the “Purchase Price”). Upon filing with the FCC all requisite applications for consent to assignment of the Licensed Channels from Seller to Buyer (the “Applications”), the Payment of the Purchase Price shall be made by the Buyer as follows:

(a) Initial Payment. The sum of *** (“Initial Payment“) shall be paid to the Seller within ten (10) calendar days of entering into this Agreement and the filing of the Applications. This Initial Payment shall be credited to the Purchase Price for the Licensed Channels. If the Closing, as defined below, shall not occur under this Agreement for any reason other than a material breach of this Agreement by the Buyer, then the Seller shall retain the Initial Payment in its entirety free and clear of any claim by the Buyer as liquidated damages and the Buyer shall not have any further recourse thereto. If the Closing shall not occur under this Agreement for any other reason, except as the result of a material breach by the Seller, then (i) the Seller shall instead retain any and all interest that the Seller earned on this deposited amount plus one hundred dollars ($100.00) and (ii) the Seller shall refund the balance of the Initial Payment to the Buyer

(b) Closing Payment. The sum of *** shall be paid by the Buyer to the Seller at Closing, as defined below.

2 of 13 *** Confidential Treatment Requested

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(c) Escrow Funds. The Parties shall enter into an escrow agreement in the form attached as Exhibit B hereto, and the remaining *** of the Purchase Price shall be paid by the Buyer into an escrow account (“Escrow Funds”) at Closing for the benefit of the Seller and thereafter the Buyer shall have no claim thereto. The Escrow Funds shall be held and administered by an escrow agent selected by the Seller, with the approval of the Buyer, not to be unreasonably withheld (the “Escrow Agent”). All interest earned on the Escrow Funds shall ***. The Escrow Funds shall be released by the Escrow Agent to the Seller on a per channel pro rata basis when Seller has completed clearing the Licensed Channels of the Customers and, and the Licensed Channels have been released from the Management Agreement in accordance with the following procedure:

(i) when the Licensed Channels have been cleared of Customers by the Seller, the Seller shall provide notice to the Buyer and Escrow Agent in writing that the Licensed Channels have been cleared and released under the Management Agreement; for this purpose, a channel shall be considered cleared when it is cleared by the Seller on a system-wide basis and released at all locations under the Management Agreement;

(ii) the Buyer shall have five (5) business days from the date such notice shall be deemed to have been given or delivered to confirm through monitoring that the Licensed Channels have been cleared;

(iii) the Escrow Agent shall release the Escrow Funds to the Seller within ten (10) business days from the date such notice shall be deemed to have been give or delivered to the Purchaser and the Escrow Agent unless prior to the expiration of such period of ten (10) business days the Escrow Agent shall receive written notice from the Buyer of Buyer’s objection to such release based on Sellers’ failure to clear such Licensed Channel(s), after which such proposed release will only be made in accordance with the written instructions of both the Sellers and the Buyer;

(iv) upon receipt of the Escrow Funds from the Escrow Agent, the Seller shall execute and provide to the Buyer written acknowledgment of receipt of payment.

Notwithstanding the foregoing, no less than *** of the unreleased Escrow Funds existing on December 31, 2002 shall in all events be released to the Seller no later than April 1, 2003 ***.

Also notwithstanding the foregoing, the Escrow Agent shall in all events release all of the unreleased Escrow Funds to the Seller no later than *** calendar days from the next business day following the Closing, after which the Escrow Agreement shall terminate.

3. REPRESENTATIONS AND WARRANTIES OF THE SELLER.

The Seller hereby represents and warrants to the Buyer as follows:

3.1 Organization, Good Standing and Qualification. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. The Seller has all requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as presently proposed to be conducted. The Seller is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Seller or its business. The Seller owns no equity securities of any other corporation, limited partnership, limited liability company or similar entity. The Seller is financially and legally able to meet its obligations hereunder, and neither the execution nor the delivery of this Agreement nor the consummation of the transaction contemplated hereby will conflict with, or result in any material violation or default under, any term of the articles of incorporation or by-laws of Seller, or any agreement, mortgage, indenture, license, permit, lease or other instrument, judgment, decree, order, law or regulation by which Seller is bound.

3 of 13 *** Confidential Treatment Requested

CONFIDENTIAL	Exhibit 10.65

3.2 Compliance with Other Instruments. Neither the execution nor the delivery of this Agreement nor the consummation of the transaction contemplated hereby conflict with, ore result in the violation of default under, any term of its articles of incorporation or bylaws, or of any provision of any mortgage, indenture, agreement, instrument or contract to which it is party or by which it is bound (including but not limited to the Licenses), or of any judgment, decree, order, writ or any statute, rule or regulation applicable to the Seller the violation of which would materially and adversely affect the business, financial condition or operations of the Seller.

3.3 Litigation and Proceedings. There are no actions, suits or proceedings by or before any arbitrator, court, FCC or any other governmental authority pending or, to the knowledge of the Seller, threatened to suspend, revoke, terminate or challenge any of the Licensed Channels or otherwise investigate the operation of the System or the License.

3.4 Ownership. Seller is the lawful, beneficial and exclusive owner of the Licensed Channels and Seller has the unrestricted right to sell or cause the sale of the Licensed Channels to Buyer free and clear of all liens, security interests, pledges, encumbrances, options to purchase, rights of first refusal, adverse claims or restrictions of every kind and nature. Seller has good and marketable title to the Licensed Channels and has the absolute right, power and capacity to sell, assign and transfer the Licensed Channels to the Buyer free and clear of any liens, encumbrances, security interests, pledges, charges, encumbrances, options to purchase, rights of first refusal and other adverse claims or restrictions.

3.5 No Conflicting Agreements. Seller is not a party to, nor are any of the Licensed Channels subject to, any contract or arrangement that would preclude or would be violated by Seller’s performance of Seller’s obligations hereunder or by the consummation of the transactions consummated hereby.

3.6 Status of Licensed Channels. The Licensed Channels are valid and in good standing with the FCC and the License thereof is in compliance with all statutes, rules and regulations concerning construction, loading, and spacing of the License or the facilities associated therewith, and all other federal statutes, rules, regulations and policies of the FCC applicable to the Seller, the License or the System. The Licensed Channels are not currently short-spaced by any third party or subject to or operating under any agreement encumbering any of the Licensed Channels or any FCC waiver of otherwise applicable rules and regulations. The License is fully constructed and operational as required by FCC regulations. All information provided by Seller to Buyer concerning the License is true and complete.

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3.7 Requisite Power and Authority; Binding Obligation. The Seller has the requisite power and authority to enter into this Agreement. All corporate action on the part of the Seller for the authorization of this Agreement and the performance of all obligations of the Seller hereunder have been taken or will be taken prior to the Closing. Upon its execution and delivery, this Agreement will constitute the valid and binding obligation of the Seller, enforceable in accordance with its terms.

4. REPRESENTATIONS AND WARRANTIES OF THE BUYER.

4.1 Requisite Power and Authority; Binding Obligation. All corporate action on the part of the Buyer, its manager and members necessary for the authorization of this Agreement, the performance of all obligations of the Buyer hereunder and the purchase of the Shares pursuant hereto have been taken or will be taken prior to the Closing. Upon its execution and delivery, this Agreement will constitute the valid and binding obligation of Buyer, enforceable in accordance with its terms.

4.2 Organization, Good Standing and Qualification. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Buyer has all requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as presently proposed to be conducted. The Buyer is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) make such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Buyer. The Buyer is financially and legally able to meet its obligations hereunder, and neither the execution nor the delivery of this Agreement nor the consummation of the transaction contemplated hereby will conflict with, or result in any material violation or default under, any term of the articles of incorporation or by-laws of Buyer, or any agreement, mortgage, indenture, license, permit, lease or other instrument, judgment, decree, order, law or regulation by which Buyer is bound.

5. CONDITIONS TO CLOSING.

5.1 Conditions to Buyer’s Obligation. The Buyer’s obligation to purchase the Licensed Channels at the Closing is subject to the satisfaction (or waiver in the Buyer’s sole discretion), at or prior to the Closing, of the following conditions:

(a) Representations and Warranties True. The representations and warranties made by Seller in Section 3 hereof shall be true and correct as of the Closing Date with the same force and effect as if they had been made on the Closing Date.

(b) Consents, Permits, and Wavers. The FCC Consent and Final Order and all other consents, permits and waivers necessary or appropriate for the transfer and assignment of the Licensed Channels to the Buyer shall have been obtained.

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CONFIDENTIAL	Exhibit 10.65

(c) Deliveries. The Seller shall have executed and delivered the Escrow Agreement and all appropriate instruments of transfer and assignment and such other documents and instruments as the Buyer or its counsel may reasonably request.

(d) Performance of Obligations. The closing of the transactions contemplated by the Stock Purchase and Redemption Agreement of even date herewith entered among Buyer, Mobile Relays, Inc., *** and *** (the “Stock Purchase and Redemption Agreement”) shall have occurred.

(e) Closing of the Stock Purchase Agreement. The closing of the Stock Purchase Agreement shall have occurred.

5.2 Conditions to Seller’s Obligation. The Seller’s obligation to sell the Licensed Channels at the Closing is subject to the satisfaction (or waiver in the Seller’s sole discretion), at or prior to the Closing, of the following conditions:

(a) Representations and Warranties True. The representations and warranties made by Buyer in Section 4 hereof shall be true and correct as of the Closing Date with the same force and effect as if they had been made on the Closing Date.

(b) Consents, Permits, and Wavers. The FCC Consent and Final Order and all other consents, permits and waivers necessary or appropriate for the transfer and assignment of the Licensed Channels to the Buyer shall have been obtained.

(c) Deliveries. The Buyer shall have delivered to the Seller and the Escrow Agent the Purchase Price and shall have executed and delivered the Escrow Agreement and all appropriate instruments of transfer and assignment and such other documents and instruments as the Seller or its counsel may reasonably request.

(d) Performance of Obligations. The closing of the transactions contemplated by the Stock Purchase and Redemption Agreement of even date herewith entered among Buyer, Mobile Relays, Inc., *** and *** (the “Stock Purchase and Redemption Agreement”) shall have occurred.

(e) Closing of the Stock Purchase and Redemption Agreement. The closing of the Stock Purchase and Redemption Agreement shall have occurred.

6. OTHER COVENANTS.

6.1 Filing of FCC Applications. Within three (3) business days of signing of this Agreement, the Parties shall take all necessary steps to file the Applications with the FCC. Buyer shall be responsible for supervising preparation and submission of the Applications, and the Seller shall cooperate with the Buyer in all reasonable respects to accomplish this task.

6.2 Indemnification Obligation of Seller. Seller agrees to indemnify and hold harmless the Buyer, its managers, members, agents, successors and assigns, from and against any and all losses, claims, damages, liabilities, costs, expenses (including reasonable attorneys’ fees and all costs and expenses of enforcing this right of indemnification against Seller) and penalties, if any, arising out of or based on or with respect to the breach of any representation or warranty made by Seller in this Agreement or the operation of the business of the Company, except for any and all losses, claims, damages, liabilities, costs, expenses (including reasonable attorneys’ fees and all costs and expenses of enforcing this right of indemnification against Seller) and penalties, if any, arising out of the operation of the System after the Closing. The indemnities contained in this Section 6.2 shall survive the Closing (i) for a period equal to twenty four (24) months, with respect to the breach of any representation or warranty made by Seller in this Agreement, and (ii) until the expiration of the applicable statute of limitations with respect to the operation of the business of the Company.

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CONFIDENTIAL	Exhibit 10.65

6.3 Indemnification Obligations of Buyer. Buyer agrees to indemnify and hold harmless the Seller, its respective agents, successors and assigns, from and against any and all losses, claims, damages, liabilities, costs, expenses (including reasonable attorneys’ fees and all costs and expenses of enforcing this right of indemnification against Buyer) and penalties, if any, arising out of or based on or with respect to the breach of any representation or warranty made by Buyer in this Agreement or the operation of the System, after Closing. The indemnities contained in this Section 6.3 shall survive the Closing (i) for a period equal to twenty four (24) months, with respect to the breach of any representation or warranty made by the Buyer in this Agreement and (ii) until the expiration of the applicable statute of limitations, with respect to the operation of the System, after the Closing.

6.4 Indemnification Limitations. Notwithstanding the provisions of Section 6.2 and Section 6.3 to the contrary, (i) the Seller shall not be required to indemnify the Buyer, and the Buyer shall not be required to indemnify the Seller, from any Adverse Consequences (as hereinafter defined) pursuant to Section 6.2 or Section 6.3 until the respective indemnified party has suffered Adverse Consequences in excess of a *** aggregate threshold (at which point the indemnifying party will be obligated to indemnify the indemnified party from and against all such Adverse Consequences in excess of ***); (ii) the aggregate liability of the Seller to the Buyer pursuant to Section 6.2 for breach of any representation or warranty in Article 3 (other than the representations and warranties set forth in Sections 3.4 and 3.6) shall be limited to ***; and the aggregate liability of the Buyer to the Seller for breach of any representation and warranty in Article 4 shall be limited to ***; (iii) in no event shall any recovery under this Agreement include the loss of anticipated profits, cost of money, loss of use of revenue, or any special, incidental or consequential losses or damages of any nature arising at any time or from any cause whatsoever, including lost profits or revenue, lost savings, diminution in value, loss of managerial time, business interruption or other lost opportunity. For purposes of this Agreement, “Adverse Consequences” means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, liens, losses, expenses, and fees, including court costs and attorneys’ fees and expenses.

6.5 Seller’s Operations; Further Assurances. From the date hereof to the Closing Date, Seller will: (i) operate the System only in the ordinary and usual course of business; (ii) not sell, dispose, encumber or permit the sale, disposal or encumbrance of any of the Licensed Channels; (iii) take all necessary actions to maintain the continued validity of the Licensed Channels; and (iv) cooperate with Buyer in all applications or filings with the FCC in connection with this transaction. From and after the Closing Date, Seller shall at any time and from time to time, upon Buyer’s request and without further cost to Buyer, prepare, execute and deliver such instruments of conveyance and assignment and shall take such action as Buyer may reasonably request to more effectively transfer to and vest in Buyer, or its successors and assigns, free and clear of any and all Liens.

*** Confidential Treatment Requested 7 of 13

CONFIDENTIAL	Exhibit 10.65

6.6 No Shop; Confidentiality. Upon the execution of this Agreement, Seller, on behalf of itself and its officers and agents, agrees not to solicit, make or accept any offers from any third party to sell or purchase the Licensed Channels. Seller agrees to promptly inform Buyer of any such offers or solicitations and the terms thereof. The terms of this Agreement and any information about the System or Buyer’s or Seller’s business shall be kept strictly confidential by the Parties and their agents, which confidentiality shall survive the Closing or termination of this Agreement for a period of two (2) years. The Parties may make disclosures as required by law and to employees, shareholders, agents, attorneys and accountants (collectively, “Agents”) as required to perform obligations hereunder, provided, however, that the Parties shall cause all Agents to honor the provisions of this Section.

6.7 No Conflicting Agreements. Seller covenants that Seller will not enter into, nor cause any of the Licensed Channels to be or become subject to, any contract or arrangement that would preclude or would be violated by Seller’s performance of Seller’s obligations hereunder or by the consummation of the transactions consummated hereby, and Seller covenants that, if any person should allege that any such contract or arrangement exists or otherwise seeks to challenge consummation of the transactions (or any portion thereof) contemplated hereby by reason of any course of conduct or circumstances on the part of Seller, then Seller shall promptly use Seller’s reasonable best efforts to resolve such allegations or challenges so as to permit the transactions contemplated hereby to be consummated as soon as is practicable, and Seller acknowledges that, until such allegations and challenges have been finally and favorably so resolved, Buyer shall not be obligated to close the transactions contemplated hereby.

6.8 No Cancellation of License. Buyer agrees to not cancel the License prior to the expiration of ten (10) calendar days following the full and complete release of the Escrow Funds by the Escrow Agent to the Seller.

7. MISCELLANEOUS.

7.1 Governing Law. This Agreement shall be governed by the laws of the State of Texas, without giving effect to conflict of laws provisions thereof.

7.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Buyer and the Closing of the transaction contemplated hereby.

7.3 Successors and Assigns. All covenants, agreements, representations, warranties and indemnities shall be binding upon, and inure to the benefit of, the Parties and their respective successors and permitted assigns. This Agreement may not be assigned except that Buyer may assign its rights under this Agreement to any direct or indirect subsidiary or affiliate of Buyer or of Nextel Communications, Inc., which does not have its legal domicile in the State of Texas, upon delivery of written notice to Seller, but no such assignment shall relieve Buyer of the obligation to pay the Purchase Price. Any such written notice from Buyer to Sellers pursuant to the preceding sentence shall also include the name, physical address, mailing address, telephone number and facsimile number of such subsidiary or affiliate along with the name or names of the relevant contact person or persons. For purposes of this section, legal domicile in the case of a corporation shall mean its state of incorporation. In the case of any other entity, it shall mean either the principal place of business of such entity or its state of organization.

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CONFIDENTIAL	Exhibit 10.65

7.4 Further Assurances and Cooperation. At the Closing, the Parties will exchange any documents, assignments, bills of sale and other instruments called for to effectuate the purposes of this Agreement or as Buyer or its counsel may reasonably request. Buyer and Seller shall cooperate in good faith and exercise their reasonable best efforts to obtain FCC and third-party consent, finalize and execute any and all other documents or agreements necessary to effect the sale on or prior to the Closing Date.

7.5 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7.6 Amendment. This Agreement may be amended or modified only by a written instrument signed by the Parties.

7.7 Delays and Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, on any breach, default or noncompliance by the other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on either party’s part of any breach, default or noncompliance under this Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.

7.8 Notices. Any notice, approval, request, authorization, direction or other communication under this Agreement shall be given in writing and shall be deemed to have been delivered and given for all purposes (a) on the delivery date if delivered personally to the party to whom the same is directed; (b) on the date received if sent by facsimile or express courier provided such receipt occurs prior to 5:00 p.m. EST on a business day (otherwise, on the next succeeding business day); or (c) five (5) business days after the mailing date, whether or not actually received, if sent by registered or certified mail, return receipt requested, postage and charges prepaid, addressed to the parties at the addresses set forth in the Preamble or at such other address as the Seller or Buyer may designate by ten (10) days’ advance written notice to the other party.

Notices hereunder shall be delivered in writing as follows.

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For Buyer:

Nextel Partners, Inc. 10120 West 76th Street Eden Prairie, MN 55344 Attn: David M. Thaler Phone: (952) 238-2500 Fax: (952) 238-2509

With a copy to:

Catalano & Plache, PLLC 3221 M Street, NW Washington, DC 20007 Attn: Matthew Plache Phone: 202-338-3200 Fax: 202-338-1700

For Seller:

Commercial Digital Services Corporation, Inc. P.O. Box 4626 MCAllen, TX 78502-4626 Attn: *** Phone: (512) 687-9286 Fax:

With a copy to:

Chamberlain, Hrdlicka, White, Williams & Martin 1200 Smith Street Suite 1400 Houston, Texas 77002 Attn: Lawrence M. Bass Telephone: 713-658-1818 Facsimile: 713-658-2553

7.9 Expenses. Each party shall pay all costs and expenses it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. Buyer shall pay all applicable sales and transfer taxes, if any. Seller shall pay all fees in connection with the FCC application for assignment of the Licensed Channels.

7.10 Attorneys’ Fees. In the event that any dispute between the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

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7.11 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

7.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Original signatures transmitted by facsimile shall be effective to create such counterparts.

7.13 Brokerage Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party is or will be entitled to any broker’s or finder’s fee or any other commission directly or indirectly in connection with the transaction contemplated by this Agreement. Each party further agrees to indemnify the other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 7.13 being untrue.

7.14 Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned: (i) by mutual consent of the Parties provided in writing; (ii) by either party upon material breach of the other party, following a thirty (30) day period for cure by the breaching party following written notice of the breach.

7.15 Specific Performance. Seller acknowledges that the Licenses are unique and the loss to Buyer due to Seller’s failure to perform this Agreement could not be easily measured with damages. Buyer shall be entitled to specifically enforce this Agreement in a court of equity without proof of specific monetary damages, but without waiving any right thereto, in the event of breach of this Agreement by Seller.

7.16 Waiver: Each of Buyer and Seller, by written notice to the other, may (a) extend the time for performance of any of the obligations or other actions of the other under this Agreement, (b) waive any inaccuracies in the representations or warranties of the other contained in this Agreement or in any document delivered pursuant to this Agreement, (c) waive compliance with any of the conditions or covenants of the other contained in this Agreement, or (d) waive or modify performance of any of the obligations of the other under this Agreement; provided that neither party may without the consent of the other make or grant such extension of time, waiver of inaccuracies or compliance, or waiver or modification of performance, with respect to its own obligations, representations, warranties, conditions or covenants hereunder. Except as provided in the preceding sentence, no action taken pursuant to this Agreement shall be deemed to constitute a waiver of compliance with any representation, warranty, covenant or agreement contained in this Agreement and shall not operate or be construed as a waiver of any subsequent breach, whether of a similar or dissimilar nature.

7.17 Interpretation: All headings used in this Agreement are for convenience of reference only and shall not be deemed to have any substantive effect. Notwithstanding any law or rule of contract interpretation to the contrary, this Agreement shall not be interpreted strictly for or against any party hereto. Each of the Parties certifies to the other that it has reviewed this Agreement with, and is relying solely upon the advice of, its independent counsel and tax advisor, as to the negotiation, preparation, execution and delivery of this Agreement and as to the legal and tax implications hereunder. In the event that any covenant, condition or other provision contained in this Agreement is held to be invalid, void or unlawful by any administrative agency or court of competent jurisdiction, that provision shall be deemed severable from the remainder of this Agreement and shall in no way affect, impair or invalidate any other covenant, condition or other provision contained herein, and the Parties shall use their reasonable best efforts to make the covenant, condition or other provision valid and lawful if possible so as to preserve the rights and obligations of the Parties hereto.

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7.18 Entire Agreement. This Agreement and the Schedules and Exhibits and any other documents delivered pursuant to this Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter of this Agreement, and neither party shall be liable or bound to the other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

IN WITNESS WHEREOF, the Parties have executed this Agreement effective on the date set forth in the first paragraph hereof.

SELLER: Commercial Digital Services Corporation, Inc. By: —————————————— *** President	BUYER: Nextel Partners, Inc. By: —————————————— Name: Title:

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SCHEDULE A ASSETS ACQUIRED The FCC License(s) listed below.

Call Sign	Frequency (MHz)	Licensee	Location	# of chnls	Serv Type	Grant Date	Expir. Date	Constructed

WNIC882	856-860.975	Commercial Digital Services Corp Inc.	Cameron County, TX	***	YX	3/2/01	1/2/1	YES

[Attach copies of FCC Licenses hereto]

SCHEDULE B

EXCLUDED ASSETS

Any and all assets of Seller other than the License reflected on Schedule A.

Nothing in this Agreement shall be construed as transferring to Buyer any interest in Seller’s contracts with customers receiving SMR service on the System (if any), or repeaters and related equipment held or used in operation of the System.

*** Confidential Treatment Requested

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Exhibit 10.65

EXHIBIT A
TO
ASSET PURCHASE AGREEMENT

SMR MANAGEMENT AND DECONSTRUCTION AGREEMENT

     THIS SMR MANAGEMENT AND DECONSTRUCTION AGREEMENT (this “Agreement”) is made and entered into as of ___________, 2002 by and between Mobile Relays Partners, Ltd., a Texas limited partnership (“Manager”), *** and ***, adult individuals each of sound mind and each a resident of Hidalgo County, Texas (collectively, the “Selling Parties”), Nextel Partners, Inc., a Delaware corporation (“Nextel Partners”), and Mobile Relays, Inc., a Texas corporation (“Mobile Relays” and together with Nextel Partners, “Licensee”) (all of the parties are collectively referred to herein as the “Parties”).

     WHEREAS, pursuant to a Stock Purchase and Redemption Agreement dated ____________, 2002, by and among Nextel Partners, Mobile Relays and the Selling Parties (the “SPRA”), and pursuant to an Asset Purchase Agreement dated _______________, 2002 by and between Nextel Partners and Commercial Digital Services Corp., Inc., a Texas corporation (the “APA”), Nextel Partners has acquired of even date herewith direct and/or beneficial ownership of the Federal Communications Commission licenses listed on Schedule A hereto (the “Licenses”), authorizing operations on the *** discrete 800 MHz Specialized Mobile Radio (SMR) channels listed on Schedule B hereto; and

     WHEREAS, prior to closing under the APA, the Selling Parties were operating on the Channels one or more SMR systems (the “System”) providing communications services to customers (the “Customers”); and

     WHEREAS, the Parties wish to provide for the continued operation of the System by the Selling Parties, through Manager, on a temporary basis to facilitate the clearing and transition of the Customers by Manager from the Channels to alternative spectrum and an alternative system to be provided by the Selling Parties (the “Customer Transition”) and the deconstruction by Manager of the System and the Channels prior to incorporation of the Channels into Nextel Partners’ digital SMR system

     NOW, THEREFORE, in consideration of the premises and covenants hereinafter set forth, the parties agree as follows:

     1. Effective Date and Term. This Agreement shall take effect as of the date first above written (the “Effective Date”). This Agreement shall have a term of *** beginning with the first business day following the Effective Date (the “Management Term”), or until Manager has completed the clearing of Customers from all of the Channels, whichever is shorter. There shall be no extension of the Management Term.

     2. System Management. Subject to the terms of this Agreement, Licensee grants Manager the right to operate and manage the System to provide for-profit mobile communications services to the public. From and after the Effective Date of this Agreement to the end of the Management Term. Manager shall operate and maintain all system equipment on Licensee’s behalf. Any ancillary network equipment or replacement site equipment purchased by Manager shall remain the property of Manager, and Manager shall be responsible for filing and payment of all taxes related to such equipment. Notwithstanding the foregoing, Manager shall grant to Licensee a lease over all equipment used in operation of the System, which lease shall terminate with respect to each separate item of equipment upon deconstruction from the System as provided for herein.

*** Confidential Treatment Requested

Exhibit 10.65

     3. Customer Account Management. Manager shall be responsible for administering and invoicing all accounts of Customers of the System, including the exclusive right to collect and receive payments on Customer accounts. Subject to FCC requirements, Manager may in its discretion temporarily or permanently terminate service to any Customer. During the Management Term, Manager shall maintain on behalf of Licensee all Customer lists and files concerning customer contracts.

     4. Relocation of Customers and Deconstruction of the Channels. Manager shall work diligently to clear existing Customers from the Channels and, upon clearing of the respective Customers from each of the Channels, to deconstruct such Channel. Manager shall complete the clearing of Customers from and deconstruction of all of the Channels no later than the last date of the Management Term. In carrying out this work, Manager shall follow the Channel Clearing Schedule established in Schedule C hereto and shall meet the following Channel Clearing Milestone dates in order that the specified Channels will be available to Licensee for use under Nextel Partners’ digital system by the respective dates: (i) First Milestone: *** calendar days from the first business day following the Effective Date; (ii) Second Milestone: *** calendar days from the first business day following the Effective Date; and (iii) Third Milestone: the last day of the Management Term. Schedule C lists the specific Channels to be cleared and deconstructed by Manager no later than each of the Milestone Dates. Each separate Channel shall be automatically released from this Agreement as it is cleared and deconstructed, and Manager shall provide to Licensee written notification as it completes the clearing and deconstruction of each separate channel, within three business days of the cessation of operations thereon.

     5. FCC Compliance. The parties agree to comply with all applicable FCC rules and regulations governing the Licenses or the System and specifically agree as follows:

(a) Manager shall not represent itself as the federal licensee of SMR service offered on the System, and Licensee shall, in cooperation with Manager, take all actions necessary to keep the Licenses in force and shall prepare and submit to the FCC or any other relevant authority all reports, applications, renewals, filings or other documents necessary to keep the Licenses in force and in good standing.

(b) Neither Manager nor Licensee shall represent itself as the legal representative of the other before the FCC, but will cooperate with each other with respect to FCC matters concerning the Licenses or the System.

*** Confidential Treatment Requested 2

Exhibit 10.65

(c) Manager shall ensure that all applicable FCC regulations are met with respect to operation of the System, and Licensee may conduct periodic site audits of part or all of Manager’s operations of Licensee’s SMR frequencies to ensure full compliance with FCC rules and regulations.

(d) In addition to ensuring compliance with all applicable FCC rules and regulations governing the SMR Licenses listed in Schedule A, Manager must obtain prior written authorization from Licensee (Vice President level or above) prior to moving any of the SMR frequencies from their existing authorized locations under the Licenses listed in Schedule A, and Licensee shall submit all required forms and applications to the FCC.

(e) Manager shall certify, via written certifications to the Licensee, on the first Business Day of each calendar quarter that all of Licensee’s SMR frequencies included in the System are in compliance with FCC rules and regulations.

(f) Nothing in this Agreement is intended to diminish or restrict Licensee’s obligations as an FCC licensee and both parties desire that this Agreement be in compliance with the rules and regulations of the FCC. In the event that the FCC determines that any provision of this Agreement violates any FCC rule, policy or regulation, both parties will make good-faith efforts immediately to correct the problem and bring this Agreement into compliance consistent with the intent of this Agreement.

(g) Licensee at all times retains ultimate supervisory control over the operations of the System.

     6a. System Revenues and Expenses. During the Management Term, all expenses for the operation of the System shall be paid or reimbursed by Manager, including, telephone, customer billing and collections, site rental, maintenance, utilities and other recurring and nonrecurring costs. Manager is responsible for negotiating new leases with third party site owners. As compensation for the management and deconstruction services provided pursuant to this Agreement, Manager shall be entitled to *** (the “Management Fee”). Manager is solely responsible for payment of any applicable sales and use taxes, and any other taxes, arising from operation of the System and sale of service to customers loaded onto the System by Manager.

     6b. Management Payment. Manager shall pay Nextel Partners a fee of *** (the “Management Payment”). The Management Payment accruing with respect to any calendar month shall be due and payable upon the date of the next following Channel Clearing Milestone Date, as specified above, after the close of such calendar month. ***

*** Confidential Treatment Requested

Exhibit 10.65

     7. Restrictive Covenants. During the Management Term, Licensee (i) shall not permit any liens or encumbrances to attach to the Licenses or the System without notifying the Manager; and (ii) shall promptly notify Manager of any pending or threatened action by the FCC or any other governmental agency, court or third party to suspend, revoke, terminate or challenge any of the Licenses or to investigate the construction, operation or loading of the System.

     8. General Representations and Warranties. Licensee hereby represents and warrants to Manager as follows: (i) this Agreement constitutes the valid and binding obligation of Licensee entered into freely and in accordance with Licensee’s business judgement as the result of arm’s-length bargaining and is enforceable in accordance with its terms.

     Manager hereby represents and warrants to Licensee as follows: (i) this Agreement constitutes the valid and binding obligation of Manager entered into freely and in accordance with Manager’s business judgement as the result of arm’s-length bargaining and enforceable in accordance with its terms; (ii) Manager will take those actions necessary to fulfill the obligations set forth in this Agreement; and (iii) Manager has the requisite capabilities and financial resources to accomplish the obligations set forth in this Agreement.

     9. Termination. This Agreement shall automatically terminate on the *** day from the next business day following the Effective Date, unless terminated earlier as follows: (i) with respect to each License, the loss or expiration without renewal of such License; or (ii) with respect to each separate Channel, the clearing of Customers from and deconstruction of the Channel; or (iii) if either party, after receiving from the other party (“Non-defaulting Party”) written notice of its failure to perform any obligation hereunder, does not forthwith take steps within thirty (30) days after the date of receipt of such notice to in good faith correct any such violation, then the Non-defaulting Party shall have the right, after expiration of such thirty-day period, to cancel this Agreement by giving written termination notice to the other party (“Defaulting Party”) setting forth the effective date of cancellation which shall be not less than thirty (30) days after the date such termination notice is delivered to the alleged Defaulting Party.

     10. Effect of Termination. Upon the termination of this Agreement each party hereto shall pay all of its own fees and expenses related to this Agreement and the transactions contemplated herein, and the parties shall have no further liability hereunder upon such termination, except by reason of any breach of this Agreement or of any representation, warranty or covenant contained herein occurring prior to the date of such termination. Immediately upon termination, Manager shall promptly deliver to Licensee all property managed by the Manager including, but not limited to, customer lists, including all unit programming information, System equipment originally provided by Licensee, and accounts payable information. Any termination of this Agreement, however effected, shall not release either Licensee or Manager from any liability or other consequences arising from any breach or violation by any such party of the terms of this Agreement prior to the effective time of such termination and such other general or procedural provisions which may be relevant to any attempt to enforce such obligations or duties, shall survive any such termination of this Agreement until such obligations or duties shall have been performed or discharged in full.

*** Confidential Treatment Requested

     11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given the same day if delivered personally or sent by facsimile or the next business day if sent by express mail (overnight delivery), or five (5) business days if sent by registered or certified mail, return receipt requested, postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice provided that notice of change of address shall be effective only upon receipt thereof).

(a) If to Manager, to:

(b) If to Licensee, to:

Nextel Partners, Inc. 10120 West 76th Street Eden Prairie, MN 55344 Attn: David M. Thaler Phone: (952) 238-2500 Fax: (952) 238-2509

With a copy to:

Catalano & Plache, PLLC 3221 M Street, NW Washington, DC 20007 Attn: Matthew J. Plache Phone: (202) 338-3200 Fax: (202) 338-1700

(c) If to the Selling Parties, to

*** *** c/o Mobile Relays, Inc. Post Office Box 1808 McAllen, Texas 78505-1808

With a copy to:

Chamberlain, Hrdlicka, White, Williams & Martin 1200 Smith Street Suite 1400 Houston, Texas 77002 Attn: Lawrence M. Bass Telephone: 713-658-1818 Facsimile: 713-658-2553

*** Confidential Treatment Requested 5

Exhibit 10.65

     12. Waivers; Amendment. Except as otherwise expressly provided herein, no action taken pursuant to this Agreement shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement made by the parties hereto. No delay or omission to exercise any right, power or remedy accruing to any party hereunder shall be construed to be a waiver of any such breach or default, or any acquiescence therein, or a waiver of any similar breach or default. This Agreement may not be amended, modified or changed except in writing signed by all parties hereto.

     13. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, representatives, successors and permissible assigns. Manager may not assign its rights or delegate its duties hereunder without the prior written consent of the Licensee. Licensee may, upon written notice to Manager, assign the frequencies listed in Schedule B and the obligations hereunder to an affiliated entity pursuant to the rules and regulations of the FCC. Any such written notice from Licensee to Manager pursuant to the preceding sentence shall also include the name, physical address, mailing address, telephone number and facsimile number of the affiliated entity along with the name or names of the relevant contact person or persons.

     14. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the Texas. In the event that any provision herein is held to be invalid, void or illegal by any court of competent jurisdiction, the remaining provisions of this Agreement shall remain in full force and effect and this Agreement shall be construed reasonably to preserve the original intent of the parties hereto insofar as practical.

     15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     16. Interpretation. This Agreement has been prepared and negotiations in connection herewith have been carried on by the joint efforts of the parties hereto. This Agreement is to be construed fairly and simply and not strictly for or against either of the parties hereto. The Section headings contained herein are for convenience of reference only, are not part of this Agreement, and shall not affect the meaning or interpretation of any provision hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MANAGER:

By:
————————————
      Name:
      Title:

*** Confidential Treatment Requested

SELLING PARTIES:

————————————
***

————————————
***

LICENSEE:

Nextel Partners, Inc.

By:
————————————
      Name: David Thaler
      Title: VP Business Operations

Mobile Relays, Inc.

By:
————————————
      Name:
      Title:

*** Confidential Treatment Requested

Exhibit 10.65

SCHEDULE A

LICENSES

Mobile Relays, Inc.: WNCE212, WPBE385, WNCE208, WPEU453, WPIX668, WNHK784, WPCE860, KNHJ362, KNDB895, WNPQ826, WPES525, WPEU433, WPEU437, WPEU441, WPEU445, WPEU449

Commercial Digital Services Corporation, Inc.: WNIC882

*** Confidential Treatment Requested

Exhibit 10.65

SCHEDULE B

CHANNELS

Mobile Relays, Inc.: WNCE212, WPBE385, WNCE208, WPEU453, WPIX668, KNHK784, WPCE860, KNHJ362, KNDB895, WNPQ826, WPES525, WPEU433, WPEU437, WPEU441, WPEU445, WPEU449

Commercial Digital Services Corporation, Inc.: WNIC882

Copies of Licenses showing channels attached.

*** Confidential Treatment Requested

Exhibit 10.65

SCHEDULE C

CHANNEL CLEARING SCHEDULE

A.	First Milestone Date: By the end of the *** day from the next business day following*** the Effective Date, the following Mobile Relays channels covered by this Agreement shall be cleared: ***

B.	Second Milestone Date: By the end of the *** day from the next business day following the Effective Date, the following *** channels shall be cleared: ***

C.	Third Milestone Date: At the end of the *** day from the next business day following the Effective Date, the following *** Mobile Relays channels and the *** Commercial Digital channels shall be cleared:

Mobile Relays Channels: ***

Commercial Digital Channels: ***

*** Confidential Treatment Requested

Exhibit 10.65

EXHIBIT B
TO
ASSET PURCHASE AGREEMENT

ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (“Agreement”) is made and entered into as of ____________________, 2002 by and among NEXTEL PARTNERS, INC. (the “Purchaser”), COMMERCIAL DIGITAL SERVICES CORPORATION, INC., a Texas corporation (the “Seller”), and TEXAS STATE BANK (the “Escrow Agent”). Capitalized terms not defined herein shall be given the meanings ascribed to them in that certain Asset Purchase Agreement dated ____________________, 2002 among the Purchaser and the Seller (the “Asset Purchase Agreement”).

WITNESSETH:

     WHEREAS, the Asset Purchase Agreement contemplates a transaction in which the Purchaser will purchase from the Seller, and the Seller will sell to the Purchaser, *** 800 MHz channels set forth on a license issued by the Federal Communications Commission in return for cash; and

     WHEREAS, the Purchaser and the Seller desire to escrow for the benefit of the Seller the sum of *** of the cash comprising of the Purchase Price and the Purchaser shall not thereafter have any claim thereto; and

     WHEREAS, the Purchaser and the Seller have requested the Escrow Agent to act in the capacity of escrow agent under this Agreement, and the Escrow Agent, subject to the terms and conditions hereof, has agreed so to do.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

AGREEMENTS:

     1. Appointment of Escrow Agent. The Purchaser and the Seller hereby appoint Texas State Bank in McAllen, Texas, to serve as escrow agent under this Agreement, and Texas State Bank hereby accepts such appointment to serve as Escrow Agent.

     2. Establishment of Escrow Account. Contemporaneously with the execution of this Agreement, the parties shall establish an interest-bearing escrow account with the Escrow Agent, which escrow account shall be styled “Commercial Digital Services Corporation, Inc. Escrow Account” (the “Escrow Account”).

     3. Payment into Escrow. Upon execution of this Agreement, the Purchaser has delivered to the Escrow Agent the sum of *** (the “Deposit”), which represents a portion of the cash comprising the Purchase Price (as defined in the Asset Purchase Agreement). The Escrow Agent acknowledges receipt thereof.

*** Confidential Treatment Requested

1.

Exhibit 10.65

     4. Beginning and Termination of Escrow. The escrow period shall begin with the delivery of the Deposit by the Purchaser and shall terminate upon the earlier to occur of the following: (i) delivery of joint written instructions from the Purchaser and the Seller directing the Escrow Agent to release all of the Escrow Funds then held by the Escrow Agent in accordance with such joint written instructions; (ii) within *** business days from the date which is *** calendar days from the next business day following the date hereof unless the Escrow Agent shall receive written notice from the Purchaser of the Purchaser’s objection to the termination of such escrow period on such date prior thereto; or (iii) the expiration of *** calendar days from the date hereof.

     5. Disbursement of the Escrow Account. The Escrow Agent agrees to disburse the funds held by the Escrow Agent in the Escrow Account to the Seller as follows:

a. on the date and in the amount indicated on Schedule 1 attached hereto unless the Escrow Agent shall receive written notice from the Purchaser of the Purchaser’s objection prior to such scheduled release, after which such proposed scheduled release shall only be made in accordance with the joint written instructions of the Purchaser and the Seller, substantially in the form of Exhibit “A” attached hereto;

b. *** of the unreleased Escrow Funds existing on *** shall in all events be released by the Escrow Agent to Seller no later than ***; and

c. all of the remaining unreleased Escrow Funds, if any, shall in all events be released to the Seller no later than *** calendar days from the date hereof.

     6. Interest-Bearing Account. The Escrow Agent agrees to invest the Deposit funds together with all interest earned on the Deposit funds for the benefit of ***, and the Escrow Agent is hereby instructed to invest such funds only in one or more of the following investments as directed by ***:

a. direct obligations of, or obligations which are guaranteed by, the United States of America;

b. shares or interests in money market funds, pooled funds or mutual investment funds the assets of which consist entirely of cash or securities described in (a) above; or

c. certificates of deposit or interest-bearing time deposits, insured by the Federal Deposit Insurance Corporation; provided, however, that such deposits or other similar banking arrangements in excess of any deposit insurance shall be continuously secured as to both principal and interest by securities described in (a) above.

     7. Scope of Undertaking. The Escrow Agent’s duties and responsibilities in connection with this Agreement shall be purely ministerial and shall be limited to those expressly set forth in this Agreement. The Escrow Agent is not a principal, participant or beneficiary in any transaction underlying this Agreement and shall have no duty to inquire beyond the terms and provisions hereof. The Escrow Agent shall have no responsibility or obligation of any kind in connection with this Agreement and shall not be required to take any action with respect to any matters that might arise in connection therewith, other than to receive, deposit, hold and disburse the funds as provided in Section 5 hereof. Without limiting the generality of the foregoing, it is hereby expressly agreed and stipulated by the parties hereto that the Escrow Agent shall not be required to exercise any discretion hereunder and shall make no factual determinations. The Escrow Agent shall not be liable for any error in judgment, any act or omission, any mistake of law or fact, or for anything it may do or refrain from doing in connection herewith, except for its own willful misconduct or gross negligence. It is the intention of the parties hereto that the Escrow Agent shall never be required to use, advance or risk its own funds or otherwise incur financial liability in the performance of any of its duties or the exercise of any of its rights and powers hereunder.

*** Confidential Treatment Requested

2.

Exhibit 10.65

     8. Reliance; Liability. The Escrow Agent may rely on, and shall not be liable for acting or refraining from acting in accordance with, any written notice, consent, certificate, receipt, direction, authorization, instruction or request or other paper furnished to it hereunder or pursuant hereto, and believed by it to have been signed or presented by the proper party or parties. The Escrow Agent shall be responsible for holding and disbursing the funds in the Escrow Account pursuant to this Agreement; provided, however, that in no event shall the Escrow Agent be liable for any lost profits, lost savings or other special, exemplary, consequential or incidental damages in excess of the Escrow Agent’s fee hereunder. The Escrow Agent is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of this Agreement or any part hereof or for the transaction or transactions requiring or underlying the execution of this Agreement, the form or execution hereof or for the identity or authority of any person executing this Agreement or any part hereof.

     9. Right of Interpleader. Should any controversy arise involving the parties hereto or any of them or any other person, firm or entity with respect to this Agreement or the Asset Purchase Agreement, or should a substitute escrow agent fail to be designated as provided in Section 14 hereof, or if the Escrow Agent should be in doubt as to what action to take, the Escrow Agent shall have the right, but not the obligation, either to (a) withhold delivery of the cash, or the taking of any other action hereunder until the controversy is resolved, or its doubt is resolved, in any event to the satisfaction of the Escrow Agent, and the Escrow Agent shall not in any event be or become liable for its refusal or failure to act during such period and/or (b) institute a petition for interpleader in any court of competent jurisdiction to determine the rights of the parties hereto. In the event the Escrow Agent is a party to any dispute, the Escrow Agent shall have the additional right to refer such controversy to binding arbitration by giving written notice to the Purchaser and the Seller (the “Arbitration Notice”) that the issue shall be determined by binding arbitration pursuant to the rules and procedures of the American Arbitration Association, which rules and procedures are hereby incorporated by reference for this purpose. Should a petition for interpleader be instituted, or should the Escrow Agent be threatened with litigation or become involved in litigation or binding arbitration in any manner whatsoever in connection with this Agreement or the Deposit, the Purchaser and the Seller each hereby agree to reimburse the Escrow Agent for its attorneys’ fees and any and all other expenses, losses, costs and damages incurred by the Escrow Agent in connection with or resulting from such threatened or actual litigation or arbitration prior to any disbursement hereunder.

     10. Indemnification. The Purchaser and the Seller each hereby agree to indemnify the Escrow Agent, its officers, directors, employees and agents (each herein called an “Indemnified Party”) against, and hold each Indemnified Party harmless from, any and all expenses, including, without limitation, attorneys’ fees and court costs, losses, costs, damages and claims, including, but not limited to, costs of investigation, litigation and arbitration, and tax liability suffered or incurred by any Indemnified Party in connection with or arising from or out of this Agreement, except such acts or omissions as may result from the willful misconduct or gross negligence of such Indemnified Party.

*** Confidential Treatment Requested

3.

Exhibit 10.65

     11. Compensation and Reimbursement of Expenses. The Purchaser and the Seller each hereby agree to pay the Escrow Agent for its services hereunder, its reasonable fees, and to pay all expenses incurred by the Escrow Agent in connection with the performance of its duties and enforcement of its rights hereunder and otherwise in connection with the administration and enforcement of this Agreement, including, without limitation, brokerage costs and related expenses incurred by the Escrow Agent. In the event the Purchaser and the Seller for any reason fail to pay any such fees and expenses as and when the same are due, and the Seller is otherwise entitled to receive the disbursement of the funds in the Escrow Account, such unpaid fees and expenses shall be charged to and set-off and paid from the funds in the Escrow Account held by the Escrow Agent without any further notice. The Purchaser and the Seller each hereby agree to share equally the fees and expenses of the Escrow Agent hereunder.

     12. Notices. Any notice or other communication required or permitted to be given under this Agreement by any party hereto to any other party hereto shall be considered as properly given if in writing and (a) delivered against receipt therefor, (b) mailed by registered or certified mail, return receipt requested, and postage prepaid or (c) sent by telefax machine, in each case to the address or telefax number, as the case may be, set forth below:

If to the Escrow Agent:	Texas State Bank Post Office Box 4797 McAllen, Texas 78502-4797 Attention: Carroll W. Sturgis, Jr.

If to the Seller:	*** *** c/o Commercial Digital Services Corporation, Inc. Post Office Box 1808 McAllen, Texas 78505-1808

With a copy to:	Chamberlain, Hrdlicka, White, Williams & Martin 1200 Smith Street Suite 1400 Houston, Texas 77002 Attention: Lawrence M. Bass Telephone: 713-658-1818 Facsimile: 713-658-2553

*** Confidential Treatment Requested 4.

Exhibit 10.65

If to the Purchaser:	Nextel Partners, Inc. 10120 West 76th Street Eden Prairie, Minnesota 55344 Attention: David M. Thaler Telephone: 952-238-2500 Facsimile: 952-238-2509

With a copy to:	Catalano & Plache, PLLC 3221 M Street, NW Washington, DC 20007 Attention: Matthew Plache Telephone: 202-338-3200 Facsimile: 202-338-1700

Delivery of any communication given in accordance herewith shall be effective only upon actual receipt thereof by the party or parties to whom such communication is directed. Any party to this Agreement may change the address to which communications hereunder are to be directed by giving written notice to the other party or parties hereto in the manner provided in this section.

     13. Choice of Laws; Cumulative Rights. This Agreement shall be construed under, and governed by, the laws of the State of Texas. All of the Escrow Agent’s rights hereunder are cumulative of any other rights it may have at law, in equity or otherwise. The parties hereto agree that the forum for resolution of any dispute arising under this Agreement shall be in the State of Texas, and each of the other parties hereby consents, and submits itself, to the jurisdiction of any state or federal court sitting in the State of Texas.

     14. Resignation. The Escrow Agent may resign hereunder upon twenty (20) days’ prior notice to the Seller. Upon the effective date of such resignation, the Escrow Agent shall deliver the cash to any substitute escrow agent designated by the Purchaser and the Seller in writing. If the Purchaser and the Seller fail to designate a substitute escrow agent within twenty (20) days after the giving of such notice, the Escrow Agent may institute a petition for interpleader. The Escrow Agent’s sole responsibility after such 20-day notice period expires shall be to hold the cash and to deliver the same to a designated substitute escrow agent, if any, or in accordance with the directions of a final order or judgment of a court of competent jurisdiction, at which time of delivery the Escrow Agent’s obligations hereunder shall cease and terminate.

     15. Assignment. This Agreement shall not be assigned by the Purchaser, the Seller or the Escrow Agent without the prior written consent of the other parties (such assigns to which such other parties consent, if any, being hereinafter referred to collectively as “Permitted Assigns”); the Seller and the Escrow Agent hereby grant their consent permitting the Purchaser to assign this Agreement to an affiliated entity upon written notice from the Purchaser to the Seller and the Escrow Agent. Any written notice from the Purchaser pursuant to the preceding sentence shall also include the name, physical address, mailing address, telephone number and facsimile number of the affiliated entity along with the name or names of the relevant contact person or persons.

*** Confidential Treatment Requested

5.

Exhibit 10.65

     16. Severability. If one or more of the provisions hereof shall for any reason be held to be invalid, illegal or unenforceable in any respect under applicable law, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein, and the remaining provisions hereof shall be given full force and effect.

     17. Termination. This Agreement shall terminate pursuant to the provisions in Section 4 of this Agreement; provided, however, that in the event all fees, expenses, costs or other amounts required to be paid to the Escrow Agent hereunder are not fully and finally paid prior to termination, the provisions of Section 11 hereof shall survive the termination hereof; and provided further, that the provisions of Sections 9 and 10 hereof shall, in any event, survive the termination hereof.

     18. General. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement and any affidavit, certificate, instrument, agreement or other document required to be provided hereunder may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute but one and the same instrument. Unless the context shall otherwise require, the singular shall include the plural and vice-versa, and each pronoun in any gender shall include all other genders. The terms and provisions of this Agreement constitute the entire agreement between the parties hereto in respect of the subject matter hereof, and none of the Purchaser, the Seller and the Escrow Agent has relied on any representations or agreements of the other, except as specifically set forth in this Agreement. This Agreement or any provision hereof may be amended, modified, waived or terminated only by written instrument duly signed by the Purchaser, the Seller and the Escrow Agent. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, devisees, executors, administrators, personal representatives, successors, trustees, receivers and Permitted Assigns. This Agreement is for the sole and exclusive benefit of the Purchaser, the Seller and the Escrow Agent, and nothing in this Agreement, express or implied, is intended to confer or shall be construed as conferring upon any other person any rights, remedies or any other type or types of benefits.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first above written.

PURCHASER: NEXTEL PARTNERS, INC. By: —————————————— David M. Thaler Vice President of Business Operations

*** Confidential Treatment Requested 6.

Exhibit 10.65

SELLER: COMMERCIAL DIGITAL SERVICES CORPORATION, INC. By: —————————————— ***, President

ESCROW AGENT: TEXAS STATE BANK By: —————————————— Carroll W. Sturgis, Jr. Executive Vice President and Senior Trust Officer

*** Confidential Treatment Requested 7.

Exhibit 10.65

EXHIBIT “A”

INSTRUCTIONS TO DISBURSE ESCROW FUNDS

Dear Escrow Agent:

     Pursuant to Section 5(a) of the Escrow Agreement dated ____________________, 2002, among Nextel Partners, Inc., Commercial Digital Services Corporation, Inc. and you (the “Escrow Agreement”), the undersigned hereby instruct you to disburse the sum of _____________________________________ Dollars ($___________) from the funds in the Escrow Account (as that term is defined in the Escrow Agreement), including any accrued interest, to the Seller.

     DATED: ______________________, 2002

PURCHASER: NEXTEL PARTNERS, INC. By: —————————————— David M. Thaler Vice President of Business Operations

SELLER: COMMERCIAL DIGITAL SERVICES CORPORATION, INC. By: —————————————— ***, President

*** Confidential Treatment Requested

Exhibit 10.65

SCHEDULE 1 TO ESCROW AGREEMENT

Date of Release	Amount to be Released to Seller

____________________, 2003, which is the date the parties agree is *** business days from the date that is *** calendar days from the next business day following the Closing under the Asset Purchase Agreement and the date hereof	$***	(1)

TOTAL	$***

(1) *** *** Confidential Treatment Requested